UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 12, 2006

Date of Report (Date of earliest event reported)

VALERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51768	13-4119931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

(609) 235-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01 Regulation FD Disclosure.

On December 12, 2006, Valera Pharmaceuticals, Inc. (“Valera”) and Indevus Pharmaceuticals, Inc. (“Indevus”) issued a joint press release announcing the execution of an Agreement and Plan of Merger pursuant to which Indevus will acquire Valera.

A copy of the joint press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint Press Release, dated December 12, 2006, issued by Valera Pharmaceuticals, Inc. and Indevus Pharmaceuticals, Inc.

The press release attached as Exhibit 99.1 hereto shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties. Valera cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed business combination transaction involving Valera and Indevus, including future financial and operating results, Valera’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Valera’s filings with the Securities and Exchange Commission. These include risks and uncertainties relating to: the ability to obtain the requisite Valera and Indevus stockholder approvals; the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; market acceptance for the transaction and approved products; risks of regulatory review and clinical trials; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the need to acquire and develop new products; reliance on intellectual property and having limited patents and proprietary rights; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. Valera undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the merger between Indevus and Valera, Valera intends to file with the SEC a joint proxy statement and other relevant materials. The final joint proxy statement will be mailed to Valera’s and Indevus’ stockholders. INVESTORS AND SECURITY HOLDERS OF VALERA AND INDEVUS ARE URGED TO READ THE JOINT PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALERA, INDEVUS AND THE MERGER. The joint proxy statement and other relevant materials (when they become available), and any other documents filed by Valera or Indevus with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Valera by directing a request to Valera Pharmaceuticals, Inc., 7 Clarke Drive, Cranbury, NJ 08512 Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Indevus by contacting: Indevus Pharmaceuticals, Inc. 33 Hayden Avenue Lexington, MA 02421-7966, Attn: Investor Relations.

Participants in the Merger Solicitation

Valera, Indevus and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Valera and Indevus in favor of the merger. Information regarding Valera’s directors and executive officers and their ownership of Valera’s common stock is set forth in Valera’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 20, 2006. Information about the executive officers and directors of Indevus and their ownership of Indevus’ common stock is set forth in Indevus’ Annual Report on Form 10-K for the year ended September 30, 2006, which was filed with the SEC on December 7, 2006 and the proxy statement for Indevus’ 2006 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Valera, Indevus and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by is behalf by the undersigned hereunto duly authorized.

VALERA PHARMACEUTICALS, INC.

Date: December 12, 2006	By:	/s/ Andrew T. Drechsler
Andrew T. Drechsler
Chief Financial Officer

Exhibit Index

(d)	Exhibits

99.1	Joint Press Release, dated December 12, 2006, issued by Valera Pharmaceuticals, Inc. and Indevus Pharmaceuticals, Inc.